                                                                  EXHIBIT 10.108


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                              (WAREHOUSE FACILITY)

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (WAREHOUSE FACILITY), dated as of June 22, 2001 (this "Amendment"), is entered into among the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent for the Lenders (the "Administrative Agent"), DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC (together with DFC, each a "Borrower" and collectively, the "Borrowers"), with reference to the Amended and Restated Credit Agreement (Warehouse Facility), dated as of June 25, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement (Warehouse Facility), dated as of November 30, 1999, among the Borrowers, the Administrative Agent and the lenders party thereto and the Second Amendment to Amended and Restated Credit Agreement (Warehouse Facility), dated as of June 23, 2000 (the "Second Amendment"), among the Borrowers, the Administrative Agent and the Lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Administrative Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Amendments to Credit Agreement.

         (a) The following new definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

         "'Leverage' shall mean the quotient obtained by dividing (a) Total Borrower Liabilities by (b) Tangible Book Net Worth."

         "'Senior Unsecured Indebtedness' shall mean the amount of all unsecured Indebtedness of DFC and its consolidated Subsidiaries, other than unsecured Indebtedness of DFC and its consolidated Subsidiaries which is contractually subordinate to the Obligations and the Servicing Obligations on terms acceptable to the Administrative Agent."

         (b) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing "June 22, 2001" with "June 21, 2002".

         (c) The second proviso in the first sentence of Section 2.1(b) of the Credit Agreement and the second sentence of Section 2.8(b) of the Credit Agreement shall be deleted in their entirety.

         (d) Section 4.14 of the Credit Agreement shall be amended by replacing "4,000,000,000" with "6,000,000,000".

         (e) The text of Section 5.3(a) of the Credit Agreement shall be deleted in its entirety and replaced with "[Intentionally Omitted]", and Exhibit S to the Credit Agreement shall be deleted in its entirety.

         (f) Section 5.3(b) of the Credit Agreement shall be amended by replacing "$200,000,000" with "$260,000,000".

         (g) Section 5.3(c) of the Credit Agreement shall be amended by replacing "4,000,000,000" with "6,000,000,000."

         (h) Section 5.3 of the Credit Agreement shall be amended by adding the following new clauses (d), (e), (f), (g) and (h) immediately following clause (c) thereof:

                  "(d)     'Maximum Leverage'. Permit Leverage to be greater
than 10.0."

                  "(e)     'Senior Unsecured Indebtedness Ratio'. Permit the
ratio of the Senior Unsecured Indebtedness to Tangible Book Net Worth to be greater than 2.00:1.00."

                  "(f)     'DFC Tangible Book Net Worth'. Permit Tangible Book
Net Worth of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) at any time to be less than $450,000.000."

                  "(g)     'DFC Maximum Leverage'. Permit Leverage of DFC and
its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to be greater than 12.0."

                  "(h)     'DFC Senior Unsecured Indebtedness Ratio'. Permit the
ratio of the Senior Unsecured Indebtedness of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to Tangible Book Net Worth of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to be greater than 1.25:1.00."

         (i) The last unlettered paragraph of Section 5.3 of this Credit Agreement shall be amended to read in its entirety as follows:

         "The determination of compliance with the covenants set forth in clauses (b), (c), (d) and (e) of this Section 5.3 shall be based upon the quarterly financial statements delivered to the Administrative Agent as contemplated in Section 5.1(a)(ii) for the mortgage banking operations of DFC and its consolidated Subsidiaries (which for greater certainty shall include the financial results of DMC, SANA Mortgage Bankers, and Centro Hipotecario de Puerto Rico, Inc., and shall exclude the financial results of the Non-Mortgage Banking Subsidiaries). The determination of compliance with the covenants set forth in clauses (f), (g) and (h) of this Section 5.3 shall be based upon the quarterly financial statements delivered to the Administrative Agent as contemplated in Section 5.1(a)(ii) for all of the operations of DFC and its consolidated

Subsidiaries (which for greater certainty shall include the financial results of all of such consolidated Subsidiaries, including, without limitation, the financial results of the Non-Mortgage Banking Subsidiaries) and as used in such covenants (and for the purpose of making any such determination of compliance with such covenants) the following defined terms as used in such covenants shall be amended as follows: (i) clause (b) of the definition of "Tangible Book Net Worth" shall be amended by deleting subclause (i) thereof; and (ii) the definition of "Total Borrower Liabilities" shall be amended by deleting the parenthetical words "(other than its Non-Mortgage Banking Subsidiaries)" therefrom."

         (j) Section 1(v) of the Second Amendment shall be amended to read in its entirety as follows:

                  "(v)     The following Lenders and their affiliates shall have
the titles set forth below for purposes of the credit facilities contemplated by the Credit Agreement:



          Deutsche Banc Alex. Brown Inc.       Arranger, Syndication Agent and
                                               Documentation Agent

          Bankers Trust Company                Administrative Agent

          First Union National Bank            Managing Agent

          Bank of America N.A.                 Managing Agent


The acceptance of each such appointment by the related appointee shall be evidenced by the execution and delivery of this Amendment by such appointee. Each such appointment shall be subject to, and in its capacity as appointee each such appointee shall be entitled to the benefit of all of the protections afforded to an agent under, Section 7 of the Credit Agreement (other than Section 7.9 of the Credit Agreement which shall apply only to the Administrative Agent)."

         Section 2. Representation and Warranties. The Borrowers represent and warrant that, on and as of the date hereof and after giving effect to this Amendment, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Administrative Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, and (ii) certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into this Amendment.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, none of the terms, covenants and conditions contained in the Credit Agreement, the other Loan Documents or the Intercreditor Agreement shall be amended or waived, and all such terms, covenants and conditions shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, any other Loan Document or the Intercreditor Agreement, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or the Intercreditor Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered as of the day and year first above written.



                                        DORAL FINANCIAL CORPORATION,
                                            as a Borrower



                                        By:      /s/ Mario S. Levis
                                            ------------------------------------
                                            Name:   Mario S. Levis
                                            Title:  Executive Vice President
                                            and Treasurer



                                        DORAL MORTGAGE CORPORATION,
                                            as a Borrower



                                        By:      /s/ Mario S. Levis
                                            ------------------------------------
                                            Name:   Mario S. Levis
                                            Title:  Executive Vice President

         Facility 1 Commitment:                     BANKERS TRUST COMPANY,
         $41,000,000                                as Administrative Agent
         Facility 2 Commitment:                     and as a Lender
         $1,000,000



                                            By:        /s/  Kevin M. McCann
                                                    ----------------------------
                                                    Name:   Kevin M. McCann
                                                    Title:  Managing Director



        Facility 1 Commitment:                      FIRST UNION NATIONAL BANK,
        $38,000,000                                 as Managing Agent and as a
        Facility 2 Commitment:                      Lender
        $1,000,000



                                            By:       /s/ Anthony J. Alfieri
                                                    ----------------------------
                                                    Name:  Anthony J. Alfieri
                                                    Title: Vice President



         Facility 1 Commitment:                     BANK OF AMERICA, N.A.
         $38,000,000                                as Managing Agent and as a
         Facility 2 Commitment:                     Lender
         $1,000,000



                                            By:         /s/ Agnes McAlpine
                                                    ----------------------------
                                                    Name:   Agnes McAlpine
                                                    Title:  Principal



         Facility 1 Commitment:                      FLEET NATIONAL BANK
         $32,000,000                                 (formerly BANKBOSTON,
         Facility 2 Commitment:                      N.A.), as a Lender
         $1,000,000



                                            By:         /s/ Paul Chmielinski
                                                    ----------------------------
                                                    Name:   Paul Chmielinski
                                                    Title:  Director

         Facility 1 Commitment:                     THE BANK OF NEW YORK,
         $ 27,000,000                               as a Lender
         Facility 2 Commitment:
         $ 1,000,000



                                            By:        /s/ Paul Connolly
                                                    ----------------------------
                                                    Name:  Paul Connolly
                                                    Title: Vice President



         Facility 1 Commitment:                     NATIONAL CITY BANK OF
         $27,000,000                                KENTUCKY,
         Facility 2 Commitment:                     as a Lender
         $1,000,000



                                            By:        /s/ Mary Jo Reiss
                                                    ----------------------------
                                                    Name:  Mary Jo Reiss
                                                    Title: Vice President



         Facility 1 Commitment:                     CREDIT LYONNAIS, NEW YORK
         $28,000,000                                BRANCH, as a Lender
         Facility 2 Commitment:
         $1,000,000



                                            By:         /s/ W. Jay Buckley
                                                    ----------------------------
                                                    Name:  W. Jay Buckley
                                                    Title: First Vice President



         Facility 1 Commitment:                     COLONIAL BANK,
         $19,000,000                                as a Lender
         Facility 2 Commitment:
         $1,000,000


                                            By:        /s/ Amy J. Nunneley
                                                    ----------------------------
                                                    Name:  Amy J. Nunneley
                                                    Title: Senior Vice President

                                        DEUTSCHE BANC ALEX. BROWN INC.,
                                            as Arranger, Syndication Agent and
                                            Documentation Agent



                                        By:      /s/ Kevin McCann
                                            ------------------------------------
                                            Name:  Kevin McCann
                                            Title: Managing Director